Exhibit 10.1

                      FORM OF REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT, dated as of December ___, 2001, between Vizacom Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company set forth on the signature page hereto (the "Stockholders").

        WHEREAS, this Agreement has been entered into in connection with an Agreement and Plan of Merger, dated as of November 19, 2001 (the "Merger Agreement"), among the Company, SpaceLogix Acquisition Corp., a Delaware corporation and SpaceLogix, Inc., a Delaware corporation.

         NOW, THEREFORE, it is agreed as follows:

        1. Defined Terms. Each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

            (a) Registerable Securities. The term "Registerable
        Securities" shall mean the shares of common stock, par value $.001 per share, of the Company ("Common Stock") listed on Exhibit A received by the Stockholders pursuant to the Merger Agreement, and any other securities received in connection with any stock split, stock dividend, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon such shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Registerable Securities has been declared effective by the Securities and Exchange Commission and such registration statement has been continuously effective for a period of nine (9) months, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 145 promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

            (b) Rightsholders. The term "Rightsholders" shall include the Stockholders, all successors and assigns of the Stockholders, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights and obligations of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities.

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            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

            (d) Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Merger Agreement.

        2.  Registration Rights.

            (i) The Company shall use its best efforts to file with the Securities and Exchange Commission, no later than 30 days following the final closing date (the "Private Placement Closing Date") of a private placement that is consummated within 120 days after the Closing Date that raises no less than $1,000,000 of aggregate net proceeds to the Company, a registration statement registering for resale all of the Registerable Securities held by each Rightsholder; provided that such Rightsholder complete, sign and return a questionnaire (a "Selling Securityholder Questionnaire") providing information concerning such Rightsholder, such Rightsholder's equity ownership of the Company and such Rightsholder's plan of distribution of the Rightsholder's Registerable Securities no later than twenty days following the Private Placement Closing Date. The Company shall provide the Selling Securityholder Questionnaire to each Rightsholder promptly following the Private Placement Closing Date.

            (ii) Registration Expenses (as defined in Section 4 hereof) in connection with the registration required under Paragraph 2(i) above, subject to the provisions of Section 4, shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any Registerable Securities.

        3.  Registration Procedures.

            (a) Obligations of the Company. The Company will, in connection with the registration pursuant to Section 2 hereof:

                 (i) Prepare and file with the Commission a
            registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities to be included for sale in accordance with the intended method(s) of distribution thereof set forth in all applicable Selling Securityholder Questionnaires, and use its commercially reasonable efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, (A) after such filing, the Company shall, as diligently as practicable, provide to each

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            Rightsholder  such  number of  copies  of such  registration statement, each  amendment  and  supplement  thereto,  the
            prospectus  included in   such   registration   statement
            (including  each  preliminary   prospectus),   all  exhibits
            thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and
            included  in  such  registration  statement;   and  (B)  the
            obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (x) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company), plus ten days or (y) up to 75 days, if within such period, the Company expects to become eligible to use a short-form registration statement for registration of the Registerable Securities;

                  (ii) prepare and file with the Commission such
            amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                (iii) notify the Rightsholders whose Registerable
            Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing,
            (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information,
            (C) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by clause (A) of Paragraph 3(a)(viii) hereof cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which

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            makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                (iv) make reasonable efforts to obtain the withdrawal
            of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                 (v) use reasonable efforts to register or qualify the
            Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 3(a)(v), (B) subject itself to taxation in any such jurisdiction or (C) take any action which would subject it to general service of process in any such jurisdiction;

                 (vi) cooperate with the Rightsholder whose
            Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                 (vii) comply with all applicable rules and
            regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (A) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or
            (B) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                 (viii) enter into such customary agreements
            (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable
            Securities included

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            in such registration statement or the managing underwriter(s)
            in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, if an underwriting agreement is entered into and if the registration is an underwritten registration, (A) make such representations and warranties, if any, to any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company and updates thereof addressed to each such underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriter(s), (C) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (D) deliver such documents and certificates as may be reasonably requested by the managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 3(a)(viii) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                 (ix) if requested by the holders of a majority of the
            Registerable Securities included in such registration statement, use its commercially reasonable best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

                (b) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Section 2 hereof:

                (i) The Company may require that each Rightsholder
            whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

                (ii) Each Rightsholder, upon receipt of any notice
            from the Company of the happening of any event of the kind described in clauses (B), (C), (E) and (F)

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            of Paragraph 3(a)(iii) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (A) of Paragraph 3(a)(iii) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice;
            the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 3(b)(ii) in a document executed by the Rightsholder.

        4. Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange or market and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses."

        5.  Indemnification: Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors, and its legal counsel, accountants, and underwriters, and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant

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     to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

            (b) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) any agent thereof, its legal counsel, accountants and underwriters, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements contained in any registration statement, prospectus, or preliminary prospectus (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein or (ii) any violation or alleged violation by such Rightsholder of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

            (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement,

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     such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (i) hereunder, unless the indemnifying party is actually prejudiced thereby, or (ii) otherwise than under this Section 5. In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, which firm shall be designated in writing by the indemnified party).

            (d) Contribution. If the indemnification provided for in this
     Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying

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     party  and  indemnified  party,  as well as any  other  relevant  equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in
     Section 5(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) Limitation. Anything to the contrary contained in this
     Section 5(e) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

            (f) Survival. The obligations of the Company and the Rightsholders under this Section 5 shall survive the completion of any offering of Registerable Securities in a registration statement under this Agreement.

        6. Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of
Section 3 hereof.

        7. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

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        8.  Entire Agreement . This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth herein.

        9. Severability . In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        10. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

        11. Assignment . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Notwithstanding the foregoing, the rights to cause the Company to register Registerable Securities pursuant to Section 2 may be assigned (but only with all related obligations) by a Rightsholder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Rightsholder, (ii) is a Rightsholder's spouse or member of such Rightsholder's immediate family, or a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of the Rightsholder's spouse or members of the Rightsholder's immediate family, a trust for the Rightsholder's own self, a charitable remainder trust or an entity that is controlled by one or more of the Rightsholder's immediate family, or (iii) after such assignment or transfer, holds at least 25,000 shares of Registerable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided; (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2; and (c) such assignment

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shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

        12. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto. Any of the Stockholders or the Company may, by written notice to the others, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement and (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

        13. Notices. All notices, demands, requests, demands and other communications required or otherwise given under this Agreement shall be in writing and shall be deemed to have been duly given if: (a) delivered by hand against written receipt therefor, (b) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (c) mailed by registered or certified mail, return receipt requested, postage prepaid, or (d) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 p.m., local time, on the date of transmission, addressed as follows (i) If to the Company, to Vizacom Inc., 3512 Veterans Memorial Highway, New York 11716; Attention: President; Facsimile:
(212) 619-0054: with a copy to: Kaufman & Moomjian, LLC; 50 Charles Lindbergh Boulevard - Suite 206; Mitchel Field, New York 11553; Attention: Neil M. Kaufman, Esq.; Facsimile: (516) 222-5110 and (ii) if to the Stockholders, to the respective address set forth on the signature pages hereof, or (iii) in the case of any of the parties hereto, at such other address as such party shall have furnished to each of the other parties hereto in accordance with this Section
13. Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission or (iii) three business days following such mailing.

        14. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         15. Further Assurances. Each party hereto covenants and agrees with all other parties hereto to promptly execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


                                                  VIZACOM INC.


                                           By:
                                                  --------------------------
                                                  Name:
                                                  Title:


                                                  STOCKHOLDERS


                                                  --------------------------
                                                  Name:
                                                  Address:


                                                  --------------------------
                                                  Name:
                                                  Address:


                                                  --------------------------
                                                  Name:
                                                  Address:


                                                  -------------------------
                                                  Name:
                                                  Address:

                                                   --------------------------
                                                   Name:
                                                   Address:


                                                   --------------------------
                                                   Name:
                                                   Address:

                                   Exhibit A

        Stockholder                                Number of Shares
        -----------                                ----------------




                                                   -----------------
                                  Total Shares     1,127,500